                                                                    Exhibit 99.4
CONFIDENTIAL

April 17, 2006

Cyclacel Pharmaceuticals, Inc.
150 JFK Parkway, Suite 100
Short Hills, NJ 07078

Gentlemen:

This letter agreement ("Agreement") will confirm our understanding that Cowen &
Co., LLC ("Cowen") has been engaged to act as lead placement agent and Needham &
Company, Inc. ("Needham") has been engaged to act as co-placement agent (Cowen and Needham together, the "Placement Agents" or each individually, a "Placement
Agent") to Cyclacel Pharmaceuticals, Inc. (the "Company") in connection with a proposed private placement (the "Placement") to "qualified institutional buyers"
as such term is defined in Rule 144A promulgated under the Securities Act of
1933, as amended (the "1933 Act"), and a limited number of institutional
"accredited investors" as such term is defined in Regulation D promulgated under the 1933 Act of the Company's common stock, including warrants, options or other rights to purchase such common stock (the "Securities").

1.   PLACEMENT AGENT SERVICES

     In their capacity as Placement Agents, Cowen and Needham will perform the following financial advisory and investment banking services as the Company may reasonably request.

     a.   review the business and operations of the Company and its historical and projected financial condition;

     b.   assist the Company in the drafting, preparation and distribution of presentation materials (the "Offering Materials") describing the
          Company, the Securities and the terms of the Placement;

     c.   identify and contact prospective purchasers of the Securities with the consent of the Company;

     d.   advise the Company as to the strategy and tactics of negotiations with prospective purchasers of the Securities and, if requested by the
          Company, participate in such negotiations;

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

Cyclacel Limited
April 17, 2006

     e.   advise the Company as to the timing and structure of the Placement;
          and

     f.   render such other financial advisory and investment banking services as are customary for this type of engagement and may from time to time be agreed upon by the Placement Agents and the Company.

     It is expressly understood and acknowledged that the Placement Agents'
     engagement does not constitute any commitment, express or implied, on the part of the Placement Agents or of any of their affiliates to purchase or place the Securities or to provide any type of financing and that the
     Placement will be a "best-efforts" Placement made by the Placement Agents on a reasonable best efforts basis. It is further understood that the
     Placement Agents' services hereunder shall be subject to, among other things, satisfactory completion of due diligence by the Placement Agents, market conditions, the absence of adverse changes to the Company's business or financial condition, approval of the Placement Agents' internal committees and any other conditions that the Placement Agents may deem appropriate for placements of such nature. It is expressly understood and agreed that the Placement Agents are not undertaking to provide any advice relating to legal, regulatory, accounting or tax matters. In furtherance thereof, the Company acknowledges and agrees that (a) it and its affiliates have relied and will continue to rely on the advice of its own legal, tax and accounting advisors for all matters relating to the Placement, and all other matters and (b) neither it, nor any of its affiliates, has received, or has relied upon, the advice of the Placement Agents or any of their affiliates regarding matters of law, taxation or accounting.

2.   TERM

     The Placement Agents' engagement shall terminate twelve (12) months from the date of this Agreement, unless extended in writing by Cowen and the
     Company. Either Cowen or the Company may terminate this Agreement at any time (the "Term") on 10 days' prior written notice. If no Placement is consummated within the Term, a "Residual Period" shall extend for six (6)
     months from the date of termination or expiration of this Agreement.

3.   FEES

     The Company agrees to pay the Placement Agents (subject to 3a. below) as compensation for its services under this engagement the following fees net of any value-added taxes paid or payable hereunder:

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

Cyclacel Limited
April 17, 2006

     a.   PLACEMENT FEE. A placement fee ("Placement Fee") payable at each closing of a Placement equal to cash in an amount equal to 6.5% of the gross proceeds of the securities sold in the Placement net of any value-added taxes paid or payable hereunder. A Placement shall be consummated at the closing thereof for the purpose of determining when the Placement Fee is payable.

          Notwithstanding the above, the Company shall pay Cowen eighty percent
          (80%) of the Placement Fee and Needham twenty percent (20%) of the
          Placement Fee at the Closing of the Placement and any subsequent
          Placements during the Term of this Agreement or the Residual Period.

          The Company shall also pay the Placement Agents a Placement Fee, if
          Securities are sold by the Company through a private placement during the Residual Period.

          A Placement may be consummated in one or a series of closings. The
          Company acknowledges that at each closing of the Placement, simultaneously with the receipt by the Company of the gross proceeds of the Securities sold in the Placement at such closing, the Company shall wire to the Placement Agents (pursuant to wire transfer instructions to be given by the Placement Agents) the Placement Fee
          (calculated on the gross proceeds received at such closing) and any outstanding out-of-pocket expenses set forth in paragraph 4 (to the extent such expenses have been incurred prior to closing);
          notwithstanding anything to the contrary set forth in this Agreement, any closing and the acceptance of any prospective purchaser is at the sole discretion of the Company.

4.   OUT-OF-POCKET EXPENSES

     Regardless of whether the Placement is consummated, and in addition to the compensation described in Section 3, the Company shall, upon request and from time to time, on or after the closing, reimburse Cowen for travel and all other reasonable, documented out-of-pocket expenses (including the reasonable fees and disbursements of Cowen's counsel, if any) incurred in connection with the engagement; provided, however, that such expenses shall not exceed in the aggregate $25,000, without the Company's consent, which consent shall not be unreasonably withheld. The Company understands that once the investors have been identified, customarily counsel for all of the investors will be appointed at the Company's expense.

5.   INFORMATION

     The Company acknowledges that the Placement Agents will be using information provided by others, including, without limitation,

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

Cyclacel Limited
April 17, 2006

     information provided by or on behalf of the Company, and that the Placement
     Agents do not assume responsibility for and may rely, without independent verification, on the accuracy and completeness of any such information.

     The Company hereby warrants that the Offering Materials, and any other information relating to the Company or the Placement, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in the light of circumstances under which they were made, not misleading. The Company agrees to provide the Placement Agents with (i) prompt notice of any material development affecting the Company or the occurrence of any event or other change known to the Company that could result in the Offering
     Materials containing an untrue statement of a material fact or omitting to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, (ii) copies of any financial reports as soon as reasonably practicable and (iii) such other information concerning the business and financial condition of the Company as the Placement Agents may from time to time reasonably request in connection with the Placement. The Placement
     Agents will have the right to approve the Offering Materials and other written communications furnished by or on behalf of the Company in connection with the Placement. The Company will comply with Securities and
     Exchange Commission Regulation FD.

6.   COMPLIANCE WITH LAW

     Neither the Company nor the Placement Agents has taken, and will not take, any action, directly or indirectly, that may cause the Placement to fail to be entitled to exemption from registration under the U.S. federal securities laws, or applicable state securities or "blue sky" laws. The
     Company shall be responsible for any costs and expenses associated with filings, applications or registrations with any governmental or regulatory body, including, without limitation, those associated with any sales pursuant to Regulation D under the 1933 Act and "blue sky" laws.

     It is understood that the Company intends the Placement to take the form of a private investment in public equity ("PIPE") transaction. If the
     Placement takes such form, the Company shall enter into agreements with the purchasers of the Securities (the "Transaction Agreements") whereby (a) the
     Company covenants and agrees to prepare and file with the SEC, within such period as may be agreed between the Company and the purchasers of the
     Securities but no earlier than 45 days after the closing of the Placement, a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the 1933 Act registering the resale from time to time by holders thereof of all of the Securities or the shares underlying the Securities, as the case may be

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

Cyclacel Limited
April 17, 2006

     (the "Registration"), and (b) the Company will promptly (i) notify the
     Nasdaq National Market that it intends to offer and sell the Securities as contemplated and (ii) qualify the Securities or the shares underlying the
     Securities, as the case may be, for listing on the Nasdaq National Market, in each case in accordance with the rules and regulations of the Nasdaq
     National Market and the Company's listing agreement with that organization.
     The Transaction Agreements shall state that (a) the Registration shall be on a Form S-3 or another appropriate form permitting registration of the
     Securities for resale by such holders in the manner or manners designated by them and (b) the Company shall use its best efforts to cause the
     Registration to become effective under the 1933 Act as promptly as is practicable and to keep the Registration continuously effective under the
     1933 Act for a such a period as may be agreed between the Company and the purchasers of the Securities.

7.   CLOSING MATTERS

     The Company will cause to be furnished to the Placement Agents and the purchasers of the Securities, on the closing date of the Placement, a copy of the closing documents with respect to the Placement, and copies of such opinions of counsel and such other documents, letters, certificates and opinions as the purchasers may reasonably request in form and substance reasonably satisfactory to the purchasers and their counsel. To the extent the Company's counsel shall deliver a legal opinion in connection with the
     Placement to the purchasers of the Securities, such opinion shall also be addressed to Cowen and be in form and substance satisfactory to the purchasers of the Securities and Cowen.

8.   CONFIDENTIALITY

     The Placement Agents agree that, except as otherwise required by law, regulation or legal process, the Placement Agents shall keep confidential, for a period of two years from the date of this Agreement, all material non-public information provided to it by the Company, and shall not disclose such information to any third party without the Company's prior written consent, other than to such of its employees and advisors as the
     Placement Agents determine have a need to know in connection with the
     Placement. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the U.S. Federal income tax treatment and U.S.
     Federal income tax structure of the transaction contemplated by this
     Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

Cyclacel Limited
April 17, 2006

9.   DISCLOSURE

     The Company agrees that any information or advice rendered by the Placement
     Agents or their representatives in connection with this Agreement is solely for the confidential use of the Company and, except as otherwise required by applicable law, regulation or legal process, the Company will not and will not permit any third party to disclose, reproduce, disseminate, quote or otherwise refer to such advice or information in any manner other than to such employees and advisers as the Company may reasonably determine need to know such information in connection with the Placement without the
     Placement Agents' prior written consent, which consent shall not be unreasonably withheld.

10.  NO THIRD PARTY BENEFICIARIES

     The Company acknowledges and agrees that Cowen and Needham have been retained to act as lead placement agent and co-placement agent, respectively, to the Company, and not as an advisor to or agent of any other person, and that the Company's engagement of Cowen and Needham is not intended to confer rights upon any person not a party to this Agreement
     (including shareholders, employees or creditors of the Company) as against the Placement Agents or their affiliates, or their respective directors, officers, employees or agents.

11.  INDEPENDENT CONTRACTOR

     The Placement Agents shall act as independent contractors under this
     Agreement, and any duties arising out of their engagement shall be owed solely to the Company. Neither Placement Agent shall be liable for the acts and/or omissions of the other Placement Agent. It is understood that the
     Placement Agents' responsibility to the Company is solely contractual in nature and the Placement Agents do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

12.  COWEN AFFILIATES

     At Cowen's discretion, any right set forth herein may be exercised, and any services to be provided by Cowen may be provided, by an affiliate of Cowen.
     The Company hereby agrees that Cowen and/or any affiliate or employee of
     Cowen will have the right, but not the obligation, to purchase Securities for its own account and that any such purchase will not constitute a conflict of interest for purposes of Cowen's engagement hereunder.

13.  INDEMNIFICATION

     The Company and the Placement Agents agree to the provisions with respect to the Company's indemnity of the Placement Agents and other matters set forth in Schedule I, the terms of which are incorporated herein in their entirety.

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

Cyclacel Limited
April 17, 2006

14.  PUBLICITY

     The Company acknowledges that upon completion of the Placement, Cowen may, at its own expense, place an announcement in such newspapers and periodicals as it may choose, stating that Cowen has acted as lead placement agent to the Company in connection with such Placement. Cowen will give the Company a reasonable opportunity to comment on any such release.

15.  AMENDMENTS AND SUCCESSORS

     This Agreement may not be waived, amended, modified or assigned, in any way, in whole or in part, including by operation of law, without the prior written consent of the Company and Cowen. The provisions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and Cowen.

16.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the Placement
     Agents and the Company, and supersedes any prior agreements and understandings, with respect to the subject matter of this Agreement.

17.  NO BROKERS

     The Company acknowledges and agrees that there are no brokers, agents, representatives or other parties that have an interest in compensation paid or payable to the Placement Agents hereunder.

18.  TERMINATION & EXPIRATION

     Upon termination or expiration, this Agreement shall have no further force or effect, except that the provisions concerning the Company's obligations to the Placement Agents and certain related persons provided in Schedule I, the Company's obligation to pay the Placement Agents fees and expenses as described in this Agreement, the status of the Placement Agents as independent contractors the limitation on to whom the Placement Agents shall owe any duties, governing law, choice of forum, successors and assigns, and waiver of the right to trial by jury shall survive any such termination or expiration of this Agreement.

19.  GOVERNING LAW AND JURISDICTION

     This letter and any claim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly (including any claim concerning advice provided pursuant to this
     Agreement), shall be governed by and construed in accordance with the laws of the State of New York. No such claim or dispute may be commenced, presented or continued in any court other than the courts of the State of
     New York located in the City and County of New York or in the United States
     District Court for the Southern District of New York,

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

Cyclacel Limited
April 17, 2006

     which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company and the Placement Agents consent to the jurisdiction of such courts and personal service. ANY RIGHTS TO TRIAL BY
     JURY WITH RESPECT TO ANY CLAIM OR PROCEEDING RELATED TO, OR ARISING OUT OF,
     THIS AGREEMENT ARE WAIVED BY THE PLACEMENT AGENTS AND THE COMPANY.

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

Cyclacel Limited
April 17, 2006

We are pleased to accept this engagement and look forward to working with the
Company. Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed duplicate of this letter, which shall thereupon constitute a binding Agreement.

Very truly yours,

COWEN & CO., LLC

By:
    ------------------------------------
    Richard E. Gormley
    Managing Director

NEEDHAM & COMPANY, LLC

By:
    ------------------------------------
    Managing Director

Agreed as of the date hereof

CYCLACEL PHARMACEUTICALS, INC.

By:
    ------------------------------------
    Spiro Rombotis
    Chief Executive Officer

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

                                   SCHEDULE I

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          The Company agrees to indemnify each of the Placement Agents, each controlling person and each of their respective directors, officers, employees, agents, affiliates and representatives (each of the foregoing, an "Indemnified
Party") and hold each of them harmless against any and all losses, claims, damages, expenses, liabilities, joint or several (collectively, "Liabilities")
to which the Indemnified Parties may become subject arising in any manner out of or in connection with the letter agreement to which this Schedule I is attached
(the "Letter Agreement"), unless it is finally judicially determined that the
Liabilities resulted primarily from the gross negligence, bad faith or willful misconduct of an Indemnified Party. The Company further agrees to reimburse each
Indemnified Party immediately upon request for all expenses (including attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for, defense of, or providing evidence in, any commenced or threatened action, claim, proceeding or investigation (including, without limitation, usual and customary per diem compensation for any
Indemnified Party's involvement in discovery proceedings or testimony), in connection with or as a result of either the Placement Agents' engagement or any matter referred to in the Letter Agreement whether or not the Placement Agents are a party to such proceeding. The Company also agrees that no Indemnified
Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its securityholders or creditors related to or arising out of the engagement of the Placement Agents pursuant to, or the performance by the Placement Agents of the services contemplated by, the Letter
Agreement, unless it is finally judicially determined that such liability resulted primarily from the gross negligence, bad faith or willful misconduct of the Placement Agents. The Company and the Placement Agents will promptly notify the other party in writing of the assertion against it or any other person of any claim or the commencement of any action, proceeding or investigation relating to or arising out of any matter referred to in the Letter Agreement, including an Indemnified Party's services thereunder; provided that the
Placement Agents' failure to notify will not affect the Indemnified Parties'
right to indemnification except to the extent the Company is materially prejudiced thereby.

          The Company agrees that, without an Indemnified Party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any commenced or threatened claim, action, proceeding or investigation in respect of which indemnification could be sought under the indemnification provisions of the
Letter Agreement (whether or not the Placement Agents or any other Indemnified
Party are an actual or potential party to such claim, action, proceeding or investigation) unless such settlement is for monetary damages only includes (i)
a standard confidentiality provision governing the terms thereof and (ii) a provision unconditionally releasing the Placement Agents and each other
Indemnified Party from, and holding all such persons harmless against, all liability in respect of claims by any releasing party related to or arising out of the engagement or any transactions or conduct in connection therewith.

          The Company and the Placement Agents agree that if any indemnification or reimbursement sought pursuant to the preceding paragraph is for any reason unavailable or insufficient to hold it harmless (except by reason of the gross negligence or willful misconduct of an Indemnified Party) then, whether or not the Placement Agents are the persons entitled to indemnification or reimbursement, the Company and the Placement Agents shall contribute to the
Liabilities for which such indemnification or reimbursement is held unavailable in such proportion as is appropriate to reflect (a) the relative benefits to the
Company on the one hand, and the Placement Agents on the other hand, in connection with the transaction to which such indemnification or reimbursement relates, (b) the relative fault of the parties, and (c) other equitable considerations; provided, however, that in no event shall the amount to be contributed by the Placement Agents exceed the fees actually received by the
Placement Agents under the Letter Agreement. The Company agrees that for the purposes of this paragraph the relative benefits to the Company and any
Indemnified Party of the

[SG Cowen & Co. LOGO]                                             [Needham LOGO]

contemplated transaction (whether or not such transaction is consummated) shall be deemed to be in the same proportion that the aggregate cash consideration and value of securities or any other property payable, exchangeable or transferable
(or contemplated to be payable, exchangeable or transferable) in such transaction bears to the fees paid or payable to the Placement Agents under the
Letter Agreement.

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[SG Cowen & Co. LOGO]                                             [Needham LOGO]